EXHIBIT 10-27

FIRST AMENDMENT
FIRST AMENDMENT, dated as of December 18, 2015 (this “Amendment”), to the CREDIT AGREEMENT, dated as of June 29, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among GANNETT CO., INC., a Delaware corporation (f/k/a Gannett SpinCo, Inc.) (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and PNC BANK, N.A. and US BANK, NATIONAL ASSOCIATION, as co-syndication agents (in such capacities, the “Co-Syndication Agents”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and
WHEREAS, the Administrative Agent and Lenders constituting Required Lenders are willing to agree to such amendments on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:
I. DEFINED TERMS
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
II. AMENDMENTS
The following provisions of the Credit Agreement are hereby amended as follows:
A.Amendments to Section 1.1. The following defined terms are hereby added to Section 1.l in proper alphabetical order:
“First Amendment”: the First Amendment, dated as of December 18, 2015, to this Agreement.

“Intercompany Loan”: the (i) £390,000,000 term note receivable by and between Gannett UK Limited, as obligor, and Gannett International Communications, Inc., as obligee, and any refinancings, refundings, renewals or extensions thereof (without increasing the original principal amount thereof) and (ii) up to £42,000,000 revolving note receivable by and between Gannett UK Limited, as obligor, and Gannett International

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Communications, Inc., as obligee, and any refinancings, refundings, renewals or extensions thereof (without increasing the maximum principal amount thereof).
B.Restatement of Schedule 6.4(d). Schedule 6.4(d) of the Credit Agreement shall be amended and restated as of June 29, 2015 in its entirety as set forth on Exhibit A hereto.
C.Amendment to Section 6.5(a). Section 6.5(a) of the Credit Agreement shall be amended by adding the underlined text, as set forth below:
“(a)    (i) to the Borrower or any Subsidiary Guarantor by any Subsidiary of the Borrower or (ii) to any Subsidiary of the Borrower that is not a Subsidiary Guarantor by any other Subsidiary of the Borrower that is not a Subsidiary Guarantor;”
D.Amendment to Section 6.8(a). Section 6.8(a) of the Credit Agreement shall be amended by adding the underlined text to the second parenthetical clause therein, as set forth below:
“(other than Indebtedness under this Agreement and the Intercompany Loan)”.
III. REPRESENTATIONS AND WARRANTIES
The Borrower hereby confirms, reaffirms and restates that the representations and warranties set forth in each Loan Document are true and correct in all material respects (if not qualified as to materiality or Material Adverse Effect) or in any respect (if so qualified) with the same effect as if made on the First Amendment Effective Date, in each case other than representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date. The Borrower represents and warrants that, immediately after giving effect to the occurrence of this Amendment on the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
IV. EFFECTIVENESS
This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:
A.    First Amendment. The Administrative Agent shall have received this Amendment, duly executed and delivered by (A) the Borrower, (B) the Required Lenders and (C) the Administrative Agent.
B.    No Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing.
C.    Representations and Warranties. Each of the representations and warranties set forth in each Loan Document shall be true and correct in all material respects (if

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not qualified as to materiality or Material Adverse Effect) or in any respect (if so qualified) with the same effect as if made on the First Amendment Effective Date, in each case other than representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.
D.    Expenses. The Borrower shall have paid to each applicable recipient all reasonable and invoiced fees and expenses, including reasonable fees and expenses of counsel to the Administrative Agent, required to be paid or reimbursed by the Borrower.
V. MISCELLANEOUS
A.    Continuing Effect of the Credit Agreement. This Amendment shall not constitute a waiver or amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver, amendment or consent to any further or future action on the part of the Borrower that would require a waiver, amendment or consent of the Lenders or the Administrative Agent. Except as expressly amended herein, the provisions of the Credit Agreement are and shall remain in full force and effect. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
B.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof, that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed signature page of this Amendment by facsimile or email transmission means shall be effective as delivery of a manually executed counterpart hereof.
C.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
D.    WAIVER OF JURY TRIAL. THE BORROWER AND EACH OTHER LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY

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JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
E.    Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and invoiced out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable and invoiced fees, charges and disbursements of counsel to the Administrative Agent.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GANNETT CO., INC.

By: /s/ Alison K. Engel	Name: Alison K. Engel Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Gannett First Amendment]

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JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, and a Lender

By: /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

[Signature Page to Gannett First Amendment]

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PNC Bank, N.A., as a Lender
By: /s/ Nancy Rosal Bonnell
Name: Nancy Rosal Bonnell
Title: Vice President

[Signature Page to Gannett First Amendment]

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US Bank, National Association, as a Lender
By: /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

[Signature Page to Gannett First Amendment]

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Capital One, N.A., as a Lender
By: /s/ William Panagis
Name: William Panagis
Title: Vice President

[Signature Page to Gannett First Amendment]

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Citizens Bank, N.A., as a Lender
By: /s/ Ramez Gobran
Name: Ramez Gobran
Title: Vice President

[Signature Page to Gannett First Amendment]

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Fifth Third Bank, as a Lender
By: /s/ J David Izard
Name: J David Izard
Title: Vice President

[Signature Page to Gannett First Amendment]

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SunTrust Bank, as a Lender
By: /s/ Daniel L. Nichols
Name: Daniel L. Nichols
Title: Vice President

[Signature Page to Gannett First Amendment]

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Citibank, N.A., as a Lender
By: /s/ Elizabeth Minnella Gonzalez
Name: Elizabeth Minnella Gonzalez
Title: Managing Director and Vice President

[Signature Page to Gannett First Amendment]

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The Northern Trust Company, as a Lender
By: /s/ Austin Nugent
Name: Austin Nugent
Title: Officer

[Signature Page to Gannett First Amendment]

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TD Bank, N.A., as a Lender
By: /s/ Shivani Agarwal
Name: Shivani Agarwal
Title: Senior Vice President

[Signature Page to Gannett First Amendment]

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Exhibit A

Schedule 6.4(d)
Existing Indebtedness

The Intercompany Loan.

For the avoidance of doubt, the Intercompany Loan (including any refinancing, refunding, renewal or extension thereof) shall be made by one or more wholly-owned subsidiaries of the Borrower that are not Subsidiary Guarantors (and not the Borrower itself) to one or more other wholly-owned subsidiaries of the Borrower that are not Subsidiary Guarantors.